Exhibit 23.1
Consent of Independent Auditors
We consent to the incorporation by reference in the following Registration Statements:
•Registration Statement (Form S-3 No. 333-286631) of Esperion Therapeutics, Inc.
•Registration Statement (Form S-8 No. 333-289575) pertaining to the 2022 Stock Option and Incentive Plan, as amended, of Esperion Therapeutics, Inc.
•Registration Statement (Form S-8 No. 333-281486) pertaining to the 2022 Stock Option and Incentive Plan, as amended, of Esperion Therapeutics, Inc. and the 2020 Employee Stock Purchase Plan, as amended, of Esperion Therapeutics, Inc.
•Registration Statement (Form S-8 No. 333-274183) pertaining to the Amended 2017 Inducement Equity Plan, as amended, of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333-273555) pertaining to the 2022 Stock Option and Incentive Plan, as amended, of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333-265247) pertaining to the 2022 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333-262881) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333-253414) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333-243757) pertaining to the 2020 Employee Stock Purchase Plan, as amended, of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333-236712) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc. and the 2017 Inducement Equity Plan, as amended, of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333‑228994) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333‑223105) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333‑218084) pertaining to the 2017 Inducement Equity Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333‑216169) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333‑208702) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333‑206180) pertaining to the Amended and Restated 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333‑201378) pertaining to the 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.
•Registration Statement (Form S‑8 No. 333‑194536) pertaining to the 2013 Stock Option and Incentive Plan of Esperion Therapeutics, Inc.
of our report dated June 5, 2026, with respect to the financial statements of Corstasis Therapeutics Inc. included in this Current Report on Form 8-K/A of Esperion Therapeutics, Inc. dated June 18, 2026.

/s/ Redwitz, Inc.
Irvine, California
June 18, 2026